CERTIFICATION

I, David Michery, certify the following:

1.	I have reviewed this annual report on Form 10-KSB/A of American Southwest Music Distribution, Inc. (f/k/a GL Energy & Exploration, Inc.);

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of American Southwest Music Distribution, Inc. as of, and for, the periods presented in this annual report;

4.
American Southwest Music Distribution, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for American Southwest Music Distribution, Inc. and we have done the following:

a.
such disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to American Southwest Music Distribution, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.
such internal control over financial reporting, or such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.
the effectiveness of American Southwest Music Distribution, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.
in this annual report any change in American Southwest Music Distribution, Inc.'s internal control over financial reporting that occurred during American Southwest Music Distribution, Inc.'s fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, American Southwest Music Distribution, Inc.'s internal control over financial reporting; and

5.
American Southwest Music Distribution, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to American Southwest Music Distribution, Inc.'s auditors and the audit committee of the American Southwest Music Distribution, Inc.'s board of directors:

a.
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect American Southwest Music Distribution, Inc.'s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in American Southwest Music Distribution, Inc.'s internal control over financial reporting.

September 20, 2006	/s/ David Michery David Michery President (Principal Executive Officer)